May 15, 2002

Dear Valued Strategic Variable Life® Plus Policyowner:

This information below supplements Massachusetts Mutual Life Insurance Company’s Strategic Variable Life® Plus Prospectus dated May 1, 2002. Please place this supplement with your Prospectus, and retain it for future reference.

STRATEGIC VARIABLE LIFE® PLUS
Supplement dated May 15, 2002
to the prospectus dated May 1, 2002

The Strategic Variable Life® Plus Prospectus is amended as follows:

Effective June 1, 2002 the prospectus is revised as follows:
In the "Investment Choices" section under the heading "The Funds" and under the subheading "Panorama Series Fund, Inc." the description of the Panorama Growth Portfolio is deleted and replaced with the following:

Panorama Growth Portfolio. The Panorama Growth Portfolio
seeks high total return by investing mainly in common
stocks of domestic large-cap companies.